                                                                    Exhibit 99.2


                          NOTICE OF GUARANTEED DELIVERY
                                       for
                     $175,000,000 9 1/4% Senior Note due 2007
                                       of
                                  NORTEK, INC.

     As set forth in the Prospectus, dated ________, 1997 (the "Prospectus"), of Nortek, Inc. ("Nortek") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), holders who wish to tender their 9 1/4% Series A Senior Notes due 2007 ("Original Notes") and (i) whose Original Notes are not immediately available, or (ii) who cannot deliver their Original Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date (as hereinafter defined), may effect a tender if: (1) The tender is made through an Eligible Institution; (2) Prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution this properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission) setting forth the name and address of the holder, the certificate number(s) of such Original Notes and the principal amount of the Original Notes being tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, the Letter of Transmittal together with the certificate(s) representing the Original Notes (or a Book-Entry Confirmation) and any other documents required by the applicable Letter of Transmittal will be delivered by the Eligible Institution to the Exchange Agent; and (3) Such properly completed and executed Letter of Transmittal, as well as the certificate(s) representing all tendered Original Notes in proper form for transfer (or a Book-Entry Confirmation) and all other documents required by the applicable Letter of Transmittal are received by the Exchange Agent within five business days after the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________,
1997 UNLESS THE OFFER IS EXTENDED BY NORTEK IN ITS SOLE DISCRETION (THE "EXPIRATION DATE"). TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
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
                            EXCHANGE AGENT:STATE STREET BANK & TRUST COMPANY

           By Express:                         By Mail:                           By Hand:
                                   (insured or registered recommended)

State Street Bank & Trust Company  State Street Bank & Trust Company  State Street Bank & Trust Company
   Corporate Trust Department         Corporate Trust Department         Corporate Trust Department
     Two International Place            Two International Place            Two International Place
        Boston, MA 02110                   Boston, MA 02110                   Boston, MA 02110
      Attn:  Lena Altomare               Attn:  Lena Altomare               Attn:  Lena Altomare


                                    FACSIMILE
                                 (617) 664-5371

                                    TELEPHONE
                                 (617) 664-5607

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR A TRANSMISSION, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

     The undersigned hereby tender(s) to Nortek, upon the terms and subject to the conditions set forth in the Exchange Offer and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

     The undersigned understands that tenders of Original Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Original Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date. Tenders of Original Notes may be withdrawn if the Exchange Offer is terminated without any such Original Notes being purchased thereunder or as otherwise provided in the Prospectus.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                            PLEASE COMPLETE AND SIGN

Signature(s) of Registered Owner(s) or Authorized

Signatory:
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Principal Amount of Original Notes tendered:

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Certificate No(s). of Original Notes (if available):

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Date:
     ---------------------------------------------------------------------------

Name(s) of Registered Holder(s):
                                ------------------------------------------------

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Address:
         -----------------------------------------------------------------------

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Area Code and Telephone No.:
                            ----------------------------------------------------

If Original Notes will be delivered by book-entry transfer at The Depository Trust Company, insert Depository Account No.:

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This Notice of Guaranteed Delivery must be signed by the registered holder(s) of
Original Notes exactly as its (their) name(s) appear on certificates for Original Notes or on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)


Name(s):
            ------------------------------------------------------------

            ------------------------------------------------------------

Capacity:
            ------------------------------------------------------------

Address(es):
            ------------------------------------------------------------

            ------------------------------------------------------------

            ------------------------------------------------------------


Do not send Original Notes with this form. Original Notes should be sent to the Exchange Agent together with a properly completed and duly executed Letter of Transmittal.
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

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                                    GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a participant in a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act, hereby (a) represents that each holder of Original Notes on whose behalf this tender is being made "own(s)" the Original Notes covered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Original Notes complies with such Rule 14e-4, and
(c) guarantees that, within five New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Nortek Letter of Transmittal (or a facsimile thereof), together with certificates representing the Original Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent.

     The undersigned acknowledges that it must deliver the Letter of Transmittal and Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.


Name of Firm:
             --------------------------     ------------------------------------
                                                     Authorized Signature

Address:                                Name:
        -------------------------------      -----------------------------------

                                        Title:
---------------------------------------       ----------------------------------

Area Code and Telephone No.:            Date:
                            -----------      -----------------------------------

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